UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 3, 2005


                            Kinetic Concepts, Inc.
            (Exact name of registrant as specified in its charter)

       Texas                    0001-09913                 74-1891727
------------------------  -----------------------    -----------------------
  (State or other              (Commission               (IRS Employer
   jurisdiction                File Number)           Identification No.)
 of incorporation)

                8023 Vantage Driv
                San Antonio, Texas                            78230
-----------------------------------------------     --------------------------
     (Address of principal executive offices)               (Zip Code)

      Registrant's telephone number, including area code: (210) 524-9000

        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     On October 3, 2005, Kinetic Concepts, Inc. ("KCI" or the "Company") announced the appointment of Mark B. Carbeau to the position of President of KCI USA. According to the terms of his offer letter dated September 14, 2005, Mr. Carbeau's employment as President of KCI USA commences on October 3, 2005, and he is entitled to receive a base salary of $27,083 per month. Mr. Carbeau is also eligible for an annual incentive bonus with a target equal to 40% of annual base salary. In lieu of a bonus for 2005, Mr. Carbeau is guaranteed a payment of $65,000. The offer letter also provides that Mr. Carbeau receive 35,000 shares of non-qualified stock options and 11,000 shares of restricted stock, both of which are subject to vesting. Further, if Mr. Carbeau's employment is terminated by the Company at any time other than for cause, he is entitled to a severance payment equal to one years' base salary, and he may be entitled to a pro-rated payment of an incentive bonus.

     KCI also announced on October 3, 2005, the appointment of Christopher M. Cashman to the position of President of Therapeutic Surfaces. According to the terms of his offer letter dated September 19, 2005, Mr. Cashman's employment as President of Therapeutic Surfaces commences on October 3, 2005, and he is entitled to receive a base salary of $25,000 per month. Mr. Cashman is also eligible for an annual incentive bonus with a target equal to 40% of annual base salary. In lieu of a bonus for 2005, Mr. Cashman is guaranteed a payment of $60,000. The offer letter also provides that Mr. Cashman receive 32,500 shares of non-qualified stock options and 10,000 shares of restricted stock, both of which are subject to vesting. Further, if Mr. Cashman's employment is terminated by the Company at any time other than for cause, he is entitled to a severance payment equal to one years' base salary, and he may be entitled to a pro-rated payment of an incentive bonus.

     The foregoing descriptions are qualified in their entirety by the terms of the offer letters, to be filed as exhibits to KCI's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2005 and incorporated herein by reference. A copy of the related press release is attached as
Exhibit 99.1 hereto and incorporated herein by reference.


Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

Exhibit No.          Description
-----------          -----------

99.1                 Press Release issued by Kinetic Concepts Inc. on
                     October 3, 2005.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


KINETIC CONCEPTS, INC.
                                            (REGISTRANT)



Date: October 11, 2005                      By: /s/ Martin J. Landon
                                                ------------------------
                                                Name:     Martin J. Landon
                                                Title:   Vice President and
                                                         Chief Financial Officer

                                 Exhibit Index

Exhibit No.   Description
-----------   -----------

99.1          Press Release issued by Kinetic Concepts Inc. on October 3, 2005.

                                                                   Exhibit 99.1

                                        Contacts:  Martin J. Landon - Investors
                                                                            KCI
                                                                 (210) 255-6494

                                                          Elliot Sloane - Media
                                                               Sloane & Company
                                                                 (212) 446-1860



            Kinetic Concepts, Inc. Announces Organizational Changes

SAN ANTONIO--(BUSINESS WIRE)--Oct. 3, 2005--Kinetic Concepts, Inc. (NYSE:KCI) today announced that it will be making certain organizational changes to its US business structure in order to further strengthen its senior management capabilities and to provide increased focus on each of its V.A.C.(R) and Therapeutic Surfaces businesses. In connection with the reorganization, Christopher M. Fashek, President of KCI USA since 1995, has been promoted to Vice Chairman. In this role, Mr. Fashek will continue to provide strategic guidance to the company and will serve a key role on the boards of KCI's international subsidiaries as well as on the board of KCI USA.

Mark B. Carbeau will also be joining KCI as President of KCI USA and will be responsible for KCI's US V.A.C.(R) business. Mr. Carbeau has most recently served as Founder and Managing Director of CM Partners, a corporate development and strategy consulting firm in Boston. In that role, he led the successful turnaround and expansion of several healthcare organizations as interim Chief Executive Officer and Chief Operating Officer. He holds an MBA from the Wharton School and a BS in Industrial Engineering from Penn State University.

In addition, Christopher M. Cashman will be joining KCI as President of Therapeutic Surfaces. In this role, Mr. Cashman will be responsible for KCI's US therapeutic surfaces business, and for guiding KCI's global therapeutic surfaces strategy. Mr. Cashman has most recently served as Chief Executive Officer of Snowden Pencer, a maker of specialty surgical instruments, which was sold to Cardinal Health in 2004. Mr. Cashman holds an MBA from Northwestern University's Kellogg Graduate School of Management and is a graduate of the United States Naval Academy.

"We feel very positive about the changes in our organizational structure and about bringing on Mark Carbeau and Chris Cashman," said Dennert O. Ware, President and Chief Executive Officer of KCI. "Given our rapid growth, these additions allow us to increase our senior management capabilities, while ensuring that we have the appropriate focus on our different business lines."


About KCI
---------

Kinetic Concepts, Inc. is a global medical technology company with leadership positions in advanced wound care and therapeutic surfaces. We design, manufacture, market and service a wide range of proprietary products that can improve clinical outcomes while helping to reduce the overall cost of patient care. Our advanced wound care systems incorporate our proprietary V.A.C.(R) technology, which has been clinically demonstrated to help promote wound healing and can help reduce the cost of treating patients with serious wounds. Our therapeutic surfaces, including specialty hospital beds, mattress replacement systems and overlays, are designed to address pulmonary complications associated with immobility and to prevent skin breakdown. We have an infrastructure designed to meet the specific needs of medical professionals and patients across all health care settings including acute care hospitals, extended care facilities and patients' homes both in the United States and abroad.

Forward Looking Statements
--------------------------

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform act of 1995, as amended, including statements regarding the Company's future growth and business plans. All forward-looking statements included in this document are based upon information available to KCI as of the date hereof and KCI assumes no obligation to update any such forward-looking statements.